UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2005

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing Professional Center
Wyomissing, PA		19610
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 373-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, Penn National Gaming, Inc. (the “Company”) is in the process of conducting an evaluation of its internal control over financial reporting.  Although the process is not complete, four potential “material weaknesses” have been identified.  Based on its current discussions with its auditors, the Company does not believe that any of these potential deficiencies will result in any change to the Company’s financial results for its fourth quarter and full fiscal year ended December 31, 2004 previously announced in its Current Report on Form 8-K dated February 3, 2005.

These items are as follows:  (1) we identified certain deficiencies in controls with respect to an account we maintain for the benefit of the horsemen at our Charles Town subsidiary and have taken steps to remediate such deficiencies, however, we have not had sufficient time to test such remediation, (2) there are possible issues regarding inadequate documentation of controls over certain transaction procedures, (3) certain responses from a random employee survey may indicate certain deficiencies (weaknesses) exist in our control environment, and (4) the chief financial officer of our Charles Town subsidiary resigned shortly before Thanksgiving, and there may be inadequate documentation to confirm that the 2004 financial statements at that subsidiary were reviewed by the general manager and assistant general manager, each of whom is a seasoned gaming executive and an inactive Certified Public Accountant with prior gaming accounting experience.  The Company has not yet determined whether any of these deficiencies constitutes a “material weakness” within the meaning of Public Company Accounting Oversight Board’s Auditing Standard No. 2.

The Company is continuing its evaluation of these items as well as other aspects of its internal control over financial reporting.  There can be no assurance that as a result of the ongoing evaluation of internal control over financial reporting, additional deficiencies will not be identified or that any deficiencies identified, either alone or in combination with others, will not be considered a material weakness or will not delay the filing of the Company’s 2004 Annual Report on Form 10-K.  The Company will report its conclusions with respect to these items in its 2004 Annual Report on Form 10-K.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the outcome of the Sarbanes-Oxley review by the Company and its auditors, the timing of the completion of such review, the possibility that the Company may have additional deficiencies and/or material weaknesses in its controls, the potential impact on the Company’s reported results for the fourth quarter and the full fiscal year ended December 31, 2004, and the possibility that the foregoing may delay the filing of the Company’s 2004 Annual Report on Form 10-K.  Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from the Company’s expectations.  Furthermore, the Company does not intend to update publicly any forward-looking statements except as required by law.  The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/	Robert S. Ippolito
Date: March 9, 2005			Robert S. Ippolito
Vice President, Secretary and Treasurer